UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2015
STARTEK, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	1-12793	84-1370538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8200 E. Maplewood Ave., Suite 100, Greenwood Village, CO 80111
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (303) 262-4500

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 19, 2015, StarTek, Inc. (the “Company”) entered into a Nomination and Standstill Agreement (the “Agreement”) with Engine Capital, L.P., Engine Jet Capital, L.P., P Engine Ltd., Engine Investments, LLC, Engine Capital Management, LLC and Arnaud Ajdler (collectively, the “Engine Capital Group”) relating to, among other matters, the nomination of Mr. Ajdler for election to the Company’s Board of Directors (the “Board”).

The Agreement provides for, among other things, the following:

2015 Annual Meeting of Stockholders

The Board will nominate Mr. Ajdler for election to the Board at the 2015 annual meeting of stockholders (the “2015 Annual Meeting”). If Mr. Ajdler is elected to serve as a director on the Board at the 2015 Annual Meeting, he will serve until the next annual meeting of stockholders in 2016, or his earlier death, resignation, disqualification or removal. The Company will use the same solicitation efforts on behalf of the Mr. Ajdler as for all other nominees. If at any time, the Engine Capital Group ceases to own at least 3% of the common stock of the Company (other than as a result of dilutive issuances by the Company), Mr. Ajdler will promptly resign from the Board. While serving on the Board, Mr. Ajdler agrees to be bound by all policies, codes and guidelines (including the Company’s insider trading policy) applicable to directors of the Company.

Pursuant to the Agreement, each member of the Engine Capital Group will cause the shares of common stock of the Company owned by them of record or beneficially as of the record date for the 2015 Annual Meeting to be present for quorum purposes and to be voted at the 2015 Annual Meeting or at any adjournments or postponements thereof, in accordance with the Board’s recommendation for each of the proposals described in the Company’s proxy statement.

Standstill

Pursuant to the Agreement, until the later of (i) twenty (20) days prior to the nomination deadline in connection with the nomination of directors at the annual meeting immediately following the 2015 Annual Meeting and (ii) the date Mr. Ajdler ceases to serve as a director on the Board, no member of the Engine Capital Group, nor any of their respective affiliates, shall, directly or indirectly, in any manner:

(a)
engage in any solicitation of proxies or written consents or become a “participant” in a “solicitation” of proxies or written consents (including, without limitation, any solicitation of written consents to call a special meeting of stockholders), in each case, with respect to securities of the Company;

(b)
conduct, or knowingly encourage, participate or engage in any other type of referendum (binding or non-binding) with respect to the Company, including without limitation relating to the removal or the election of directors;

(c)	act, alone or in concert with others, to seek to control or influence the management, Board, policies or strategy of the Company or any of its subsidiaries;

(d)	knowingly seek to advise, encourage, support or influence any person with respect to the voting or disposition of any securities of the Company at any annual or special meeting of stockholders;

(e)
call or seek to call any meeting of stockholders, including by written consent, or provide to any third party a proxy, consent or requisition to call any meeting of stockholders or seek to have the stockholders authorize or take corporate action by written consent without a meeting, solicit any consents from stockholders or grant any consent or proxy for a consent to any third party seeking to have stockholders authorize or take corporate action by written consent without a meeting;

(f)	initiate, propose or otherwise knowingly “solicit” stockholders of the Company for the approval of any stockholder proposal;

(g)
form or join in a partnership, limited partnership, syndicate or other group, including without limitation a group (other than in each case, solely with the members of the Engine Capital Group and their affiliates, associates, or immediate family members) with respect to any securities of the Company or otherwise support or participate in any effort by a third party with respect to the matters described under the heading “Standstill;”

(h)	deposit any securities of the Company in a voting trust or subject any securities of the Company to any arrangement or agreement with respect to the voting of the securities of the Company;

(i)
without the prior approval of the Board contained in a written resolution of the Board, (x) either directly or indirectly for itself or its affiliates, or in conjunction with any other person or entity in which it is or proposes to be either a principal, partner or financing source or is acting or proposes to act as broker or agent for compensation, effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in, or (y) in any way knowingly support, assist or facilitate any other person to effect or seek, offer or propose to effect, or cause or participate in, (i) any tender offer or exchange offer, merger, acquisition or other business combination involving the Company or any of its subsidiaries or affiliates, (ii) any form of business combination or acquisition or other transaction relating to a material amount of assets or securities of the Company or any of its subsidiaries or affiliates or (iii) any form of restructuring, recapitalization or similar transaction with respect to the Company or any of its subsidiaries or affiliates;
(j) vote for any nominee or nominees for election to the Board, other than those nominated or supported by the Board; or

(k)
except as specifically provided in the Agreement, seek, alone or in concert with others, to (x) place a representative or other affiliate or nominee on the Board, (y) seek the removal of any member of the Board or (z) change the size or composition of the Board.

The Agreement also provides that no action by Mr. Ajdler taken in his capacity as a member of the Board shall be deemed to violate the foregoing standstill provisions.

Fees and Expenses

Except as noted below, neither the Company, on the one hand, nor the Engine Capital Group, on the other hand, will be responsible for any fees or expenses of the other in connection with the Agreement or the 2015 Annual Meeting. The Company shall compensate Mr. Ajdler, and reimburse his reasonable travel expenses, on the same basis as other independent directors of the Company. The Company shall reimburse the Engine Capital Group for reasonable fees and expenses incurred in connection with the nomination of Mr. Ajdler, up to a maximum of $5,000.

Mutual Release

As more fully described in the Agreement, each of the Company and the Engine Capital Group agrees to forever fully release and discharge the other party and their officers, directors, agents, affiliates, employees, partners, representatives, attorneys, heirs, assigns, executors, administrators, predecessors and successors, past and present, of any and all claims arising in respect of or in connection with, the nomination and election of directors at the 2015 Annual Meeting, occurring any time or period of time prior to the date of the Agreement, except with respect to claims arising under the Agreement.
A copy of the Agreement is filed with this Form 8-K and attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Nomination and Standstill Agreement by and among StarTek, Inc. and members of the Engine Capital Group dated March 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.

Date: March 20, 2015	By:	/s/ Lisa A. Weaver
Lisa A. Weaver Senior Vice President and Chief Financial Officer